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                                 Exhibit 10.2(e)
                    Amendment No. 5 to the Advisory Agreement



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                    AMENDMENT NO. 5 TO THE ADVISORY AGREEMENT

         THIS AMENDMENT NO. 5 TO THE ADVISORY AGREEMENT, effective as of March 31, 1998, is by and between INLAND REAL ESTATE CORPORATION f/k/a INLAND
MONTHLY INCOME FUND III, INC., a Maryland corporation (the "Company"), and INLAND REAL ESTATE ADVISORY SERVICES, INC., a Maryland corporation (the "Advisor"). All capitalized terms used herein shall have the same meaning as set forth in the Company's prospectus dated April _______, 1998 or the Advisory Agreement dated as of October 14, 1994, as amended (the "Advisory Agreement") unless the context otherwise requires.

                               W I T N E S S E T H

         WHEREAS, the Company and the Advisor are currently parties to the Advisory Agreement;

         WHEREAS, the Advisory Agreement provides for compensation to the Advisor and its Affiliates for services rendered by the Advisor under the Agreement including an Advisor Asset Management Fee of not more than 1% of the Average Invested Assets;

         WHEREAS, the Company and the Advisor are desirous of compensating the Advisor and its Affiliates the Advisor Asset Management Fee, provided, however, that the Company is able to pay Distributions in an amount equal to the Current Return. In the event the Company is unable to pay Distributions in an amount equal to the Current Return, the Advisor and its Affiliates agree to remit the Advisor Asset Management Fee to the Company;

         WHEREAS, the Board of Directors of the Company has unanimously approved this amendment to the Advisory Agreement.

         NOW, THEREFORE, the parties agree as follows:

1. AMENDMENT. Section 9, subsection (b) shall be amended by adding the phrase "subject to the payment by the Company of Distributions in an amount equal to the Current Return" to the end of the second sentence and adding as the third sentence, "In the event the Company is unable to pay Distributions in an amount equal to the Current Return, the Advisor and its Affiliates shall remit to the Company as much of the Advisor Asset Management Fee as is necessary to enable the Company to pay the Current Return." The word "Additionally," will be added as the first word to the fourth sentence. The remainder of Section 9, subsection (b) will remain unchanged.

         THEREFORE, after amendment, Section 9, subsection (b) will state:

         (b) An Advisor Asset Management Fee of not more than 1% of the Average Invested Assets. This fee will be payable quarterly in an amount equal to one-fourth of 1% of the Average Invested Assets of the Company, as of the last day of the immediately preceding quarter; subject to the payment by the Company of Distributions in an amount equal to the Current Return. In the event the Company is unable to pay Distributions in an amount equal to the Current Return, the Advisor and its Affiliates shall remit to the Company as much of the Advisor Asset Management Fee as is necessary to enable the Company to pay the Current Return. Additionally, for any year in which the Company qualifies as a REIT, the Advisor may be required to reimburse the Company certain sums as described in Section 14;

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2.       APPLICABLE LAW. This Amendment No. 5 shall be construed in accordance with and governed by the substantive laws of the State of Maryland.

3. COUNTERPARTS. This Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one in the same instrument.

4. PRIOR AGREEMENT. Except as modified by this Amendment No. 5 the Advisory Agreement is reaffirmed in all respects, and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Advisory Agreement as amended to be duly executed as of the date first written above.



                                   INLAND REAL ESTATE CORPORATION f/k/a
                                   INLAND MONTHLY INCOME FUND III, INC.

                                   By:        /s/ Roberta S. Matlin
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                                        Title:        Vice President
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                                   INLAND REAL ESTATE ADVISORY SERVICES, INC.

                                   By:        /s/ Patricia Challenger
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                                        Title:        Vice President
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